Other Receivables and Other Current Assets - Schedule of Other Receivables and Other Current Assets (Details) - USD ($)	Oct. 31, 2025	Oct. 31, 2024
Schedule of Other Receivables and Other Current Assets [Abstract]
Other receivables	$ 25,765	$ 69,454
Deferred IPO Cost		1,088,400
Prepaid expenses	337,863	8,030
Total	363,628	1,165,884
Less：Allowance for expected credit losses	(11,002)	(51,013)
Other receivables and other current assets, net	$ 352,626	$ 1,114,871